EXHIBIT 99.1




                     ELECTION FORM AND LETTER OF TRANSMITTAL
         To accompany certificates representing shares of common stock, par value $1.00 per share ("Boatmen's Shares"),

                                        of

                     BOATMEN'S BANCSHARES, INC. ("BOATMEN'S")

           when submitted pursuant to an election to receive (i) cash,
                (ii) shares of Common Stock ("NationsBank Shares")
             of NationsBank Corporation ("NationsBank") or (iii) some
                   combination of cash and NationsBank Shares,
            in connection with the merger (the "Merger") of Boatmen's
             with and into NB Holdings Corporation ("NB Holdings"), a
                            wholly owned subsidiary of

                             NATIONSBANK CORPORATION

                                       By Hand/
              By Mail:            Overnight Courier:        By Facsimile:
          ChaseMellon Shareholder     ChaseMellon           FOR ELIGIBLE
              Services           Shareholder Services       INSTITUTIONS
           Reorganization           Reorganization              ONLY
             Department               Department           (201) 329-8953
          P.O. Box 837 Midtown       120 Broadway,           To confirm
          New York, New York          13th Floor            fax by tele-
                10018             New York, New York         phone only
                                         10271             (201) 296-4040
                                                                 or
                                                           (201) 296-4229

                    FOR INFORMATION CALL TOLL FREE:  (888) 261-6793


             BOX A:  ELECTION AND DESCRIPTION OF BOATMEN'S SHARES ENCLOSED
                       (Attach additional sheets if necessary).
                          See "Election" and Instruction 13.

            [ ] STOCK ELECTION   [ ]  CASH ELECTION   [ ] MIXED ELECTION

         Name and Address
         of Registered
         Holder(s) (Please
         fill in, if blank,                  Shares to       Shares to
         exactly as name(s)                   Receive        Receive
         appear on Certifi-    Certificate    Cash Con-      Stock Con-
         cate(s))                Number      sideration      sideration
         _________________________________________________________________

         _________________________________________________________________

         _________________________________________________________________

         _________________________________________________________________

         _________________________________________________________________
                              Total Number
                               of Shares
         _________________________________________________________________

                   PLEASE READ THE INSTRUCTIONS IN THIS ELECTION FORM AND LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS ELECTION FORM AND LETTER OF TRANSMITTAL.

              5:00 P.M., NEW YORK CITY TIME, ON JANUARY 2, 1997 IS THE ELECTION DEADLINE (AS SUCH TERM IS DEFINED BELOW) BY WHICH DATE A COMPLETED ELECTION FORM AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR STOCK CERTIFICATES, MUST BE RECEIVED BY THE EXCHANGE AGENT IN ORDER FOR ANY CASH ELECTION OR MIXED ELECTION (AS SUCH TERMS ARE DEFINED BELOW) CONTAINED HEREIN TO BE VALID. ANY STOCKHOLDER WISHING TO MAKE A STOCK ELECTION NEED NOT SUBMIT THE ELECTION FORM AND LETTER OF TRANSMITTAL PRIOR TO THE ELECTION DEADLINE. ANY ELECTION FORM AND LETTER OF TRANSMITTAL RECEIVED BY THE EXCHANGE AGENT AFTER THE ELECTION DEADLINE, WHETHER OR NOT A STOCK ELECTION IS INDICATED THEREON, SHALL BE DEEMED TO INDICATE A STOCK ELECTION.

              In the event an Election Form and Letter of Transmittal is delivered to the Exchange Agent on behalf of a record holder of Boatmen's Shares prior to the Election Deadline and not revoked prior to such deadline, or if an Election Form and Letter of Transmittal is delivered to the Exchange Agent after the Election Deadline, Boatmen's or NationsBank, as the case may be, will deem such delivery a revocation of any objections to the Merger previously filed with Boatmen's for purposes of exercising dissenter's rights and a waiver of any future rights to such exercise.




              The tax consequences to a holder of Boatmen's Shares will vary depending upon, among other things, whether a stock elec-tion, cash election or mixed election is made. Information as to the federal income tax consequences of receiving NationsBank Shares or cash in exchange for your Boatmen's Shares is set forth under "Important Tax Information" at the end of this Election Form and Letter of Transmittal. You are urged, in addition, to consult with your tax advisor.

              IF YOUR STOCK CERTIFICATE(S) HAS (HAVE) BEEN LOST, STOLEN OR DESTROYED AND YOU REQUIRE ASSISTANCE IN REPLACING IT (THEM), SEE INSTRUCTION 12 BELOW. YOU CANNOT SUBMIT AN EFFECTIVE ELEC-TION FORM AND LETTER OF TRANSMITTAL WITHOUT ATTACHING YOUR STOCK CERTIFICATES TO THIS ELECTION FORM AND LETTER OF TRANS-MITTAL; THEREFORE, IF YOU WISH TO MAKE AN EFFECTIVE ELECTION, IT IS CRITICAL THAT YOU ACT IMMEDIATELY TO OBTAIN REPLACEMENT STOCK CERTIFICATES.


         To ChaseMellon Shareholder Services, L.L.C.:

              In connection with the Merger of Boatmen's with and into NB Holdings, and pursuant to an Agreement and Plan of Merger, dated as of August 29, 1996, as amended (the "Merger Agree-ment"), by and among Boatmen's, NB Holdings and NationsBank, the undersigned hereby makes the election or elections set forth herein and surrenders to you for cancellation, as exchange agent (the "Exchange Agent"), certificates represent-ing (or, if after the effective time of the Merger (the "Effec-tive Time"), formerly representing) all of the undersigned's Boatmen's Shares (each such certificate a "Boatmen's Certificate"), listed in Box A above in exchange for either (i) the right to receive a number of NationsBank Shares equal to the product of (A) 0.6525 (the "Exchange Ratio") and (B) the number of Boatmen's Shares represented by the Boatmen's Certificates surrendered herewith (such election, a "Stock Election"), (ii) the right to receive an amount in cash without interest equal to the product of (A) the Exchange Ratio, (B) the Valuation Period Market Value (as defined below) and (C) the number of Boatmen's Shares represented by the Boatmen's Certificates surrendered herewith (such election, a "Cash Elec-tion") or (iii) the right to receive (A) the number of NationsBank Shares equal to the product of (1) the Exchange Ratio and (2) the number of Boatmen's Shares designated by the undersigned as receiving NationsBank Shares under the column heading "Shares To Receive Stock Consideration" in Box A above and (B) an amount in cash equal to the product of (1) the Exchange Ratio, (2) the Valuation Period Market Value, and (3) the number of Boatmen's Shares designated by the undersigned as receiving cash under the column heading "Shares To Receive Cash Consideration" in Box A above (such










         election, a "Mixed Election"). In addition, it is understood that the Exchange Agent will pay cash in lieu of any fractional NationsBank Shares otherwise issuable in connection with the Merger as specified herein. NationsBank Shares issued in the Merger are referred to herein as the "Stock Consideration" and cash paid in connection with the Merger to record holders of Boatmen's Shares as of the Effective Time ("Boatmen's Hold-ers"), including any cash expected to be paid to holders of any Boatmen's Shares expected to exercise dissenters' rights ("Dis-senting Holders"), but excluding any cash paid in lieu of frac-tional shares, is referred to herein as the "Cash Consider-ation." The Stock Consideration, the Cash Consideration and any cash paid in lieu of fractional shares are collectively referred to as the "Merger Consideration."

              The undersigned understands that the election referred to above is subject to certain terms, conditions and limitations that have been set forth in the Merger Agreement (including, but not limited to, the fact that the aggregate amount of the Cash Consideration payable in the Merger shall not exceed 40% of the value of the aggregate Merger Consideration, and conse-quently it is possible that certain Boatmen's Holders making a Cash Election or a Mixed Election may receive NationsBank Shares in lieu of the cash they would otherwise receive pursu-ant to such elections), the Instructions below and the Joint Proxy Statement-Prospectus dated November 15, 1996 (including all documents incorporated therein, and as it may be amended from time to time, the "Joint Proxy Statement-Prospectus") delivered prior hereto. The Merger Agreement is included as Annex A to the Joint Proxy Statement-Prospectus. Extra copies of this Election Form and Letter of Transmittal and the Joint Proxy Statement-Prospectus may be requested from the Exchange Agent, at the addresses or phone number shown above. The fil-ing of this Election Form and Letter of Transmittal with the Exchange Agent is acknowledgment of the receipt of the Joint Proxy Statement-Prospectus.

              The undersigned hereby represents and warrants that the undersigned is as of the date hereof, and will be as of the Effective Time, the registered holder of the Boatmen's Shares represented by the Boatmen's Certificate(s) surrendered here-with, with good title to the above-described Boatmen's Shares and full power and authority to sell, assign and transfer such Boatmen's Shares, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims. The undersigned will, upon request, execute any additional docu-ments necessary or desirable to complete the surrender and exchange of such Boatmen's Shares. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the under-signed, to effect the exchange pursuant to the Merger Agreement











         and the Instructions hereto. All authority conferred or agreed to be conferred in the Election Form and Letter of Transmittal shall be binding upon the successors, assigns, heirs, execu-tors, administrators and legal representatives of the under-signed and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

                                     ELECTION

              The appropriate box must be checked in Box A above in order to make a Cash Election or a Mixed Election (each as defined above). The box indicating a Stock Election (as defined above) may be checked by those wishing to make a Stock Election but any Election Form and Letter of Transmittal received by the Exchange Agent without any checked election box will be treated as indicating a Stock Election.

              For purposes of a Cash Election or a Mixed Election, the "Valuation Period Market Value" means the average of the clos-ing sales prices of the NationsBank Shares as reported on the New York Stock Exchange Composite Transactions reporting system (as reported in The Wall Street Journal or, in the absence thereof, by another authoritative source) during the period beginning on December 13, 1996 and ending on December 27, 1996.

              In the event that, based on the elections properly made by Boatmen's Holders, 40% or less of the value of the aggregate Merger Consideration would be Cash Consideration, all properly made Cash Elections, Stock Elections and Mixed Elections will be honored. Additionally, all those making no elections or improperly making Cash Elections or Mixed Elections will be deemed to have made a Stock Election and will receive Stock Consideration. In the event the aggregate Cash Consideration would otherwise exceed 40% of the value of the aggregate Merger Consideration, the Exchange Agent shall, pursuant to the pro-cess described below, select certain Boatmen's Holders that elected to receive Cash Consideration (whether pursuant to a Cash Election or a Mixed Election) to instead receive the Stock Consideration with respect to all such holder's Boatmen's Shares (the "Stock Designees"). In such event, the Exchange Agent shall first eliminate from consideration those Boatmen's Holders holding 99 or fewer Boatmen's Shares, and shall then randomly select Boatmen's Holders to be Stock Designees from the remaining holders who made Cash Elections or Mixed Elec-tions until the aggregate amount of the Cash Consideration is as close as practicable to 40% of the value of the aggregate Merger Consideration. In the event the Cash Consideration to














         be paid to those Boatmen's Holders who hold 99 or fewer Boat-men's Shares would otherwise exceed 40% of the value of the aggregate Merger Consideration, such holders will be randomly selected to be Stock Designees until the aggregate amount of the Cash Consideration is as close as practicable to 40% of the value of the aggregate Merger Consideration. ALL DECISIONS BY THE EXCHANGE AGENT WITH RESPECT TO SUCH PROCESS SHALL BE FINAL AND BINDING.

              ALL BOATMEN'S HOLDERS WISHING TO MAKE A CASH ELECTION OR A MIXED ELECTION MUST DELIVER TO THE EXCHANGE AGENT A PROPERLY COMPLETED ELECTION FORM AND LETTER OF TRANSMITTAL PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 2, 1997. ALL HOLDERS SUB-MITTING ELECTION FORM AND LETTER OF TRANSMITTALS AFTER SUCH TIME WILL BE DEEMED TO HAVE MADE A STOCK ELECTION REGARDLESS OF THE ELECTION SPECIFIED ON SUCH FORM. BOATMEN'S HOLDERS WISHING TO MAKE A STOCK ELECTION ARE NOT REQUIRED TO SUBMIT THIS ELEC-TION FORM AND LETTER OF TRANSMITTAL PRIOR TO THE ELECTION DEAD-LINE OR PRIOR TO THE EFFECTIVE TIME.

         THE EXCHANGE AGENT RESERVES THE RIGHT TO DEEM THAT YOU HAVE CHECKED THE "STOCK ELECTION" BOX IF:

                   A.   NO ELECTION CHOICE IS INDICATED IN BOX A ABOVE;

                   B. YOU FAIL TO FOLLOW THE INSTRUCTIONS ON THIS ELECTION FORM AND LETTER OF TRANSMITTAL (INCLUD-ING SUBMISSION OF YOUR BOATMEN'S CERTIFICATES) OR OTHERWISE FAIL TO PROPERLY MAKE AN ELECTION; OR

                   C. A COMPLETED ELECTION FORM AND LETTER OF TRANS-MITTAL (INCLUDING SUBMISSION OF YOUR BOATMEN'S CERTIFICATES) IS NOT ACTUALLY RECEIVED BY THE ELECTION DEADLINE.


              In order to receive the Merger Consideration, this Elec-tion Form and Letter of Transmittal must be (i) completed and signed in the space provided below and on the Substitute Form W-9 and (ii) mailed or delivered with your Boatmen's Certifi-cate(s) to the Exchange Agent at either of the addresses set forth above. In order to properly make a Cash Election or a Mixed Election, these actions must be taken in a timely fashion such that the Election Form and Letter of Transmittal is received by the Exchange Agent prior to the Election Deadline. In order to properly make a Stock Election (or obtain the ben-efits of a deemed Stock Election), these actions must be taken at some time prior to or after the Effective Time.












              The method of delivery of the Boatmen's Certificates and all other required documents is at the election and risk of the Boatmen's Holder; however, if the Boatmen's Certificates are sent by mail, it is recommended that they be sent by registered mail, appropriately insured, with return receipt requested.

              Unless otherwise indicated below under "Special Issuance and Payment Instructions," in exchange for the enclosed certif-icates, the undersigned requests delivery of the Merger Consid-eration. Similarly, unless otherwise indicated below under "Special Delivery Instructions," the undersigned requests that the Merger Consideration be mailed to the undersigned at the address shown above. In the event that both the "Special Delivery Instructions" and the "Special Issuance and Payment Instructions" are completed, please issue the Merger Consider-ation in the name of, and mail the Merger Consideration to, the person or entity so indicated at the address so indicated. Appropriate signature guarantees have been included with respect to Boatmen's Shares for which Special Issuance and Pay-ment Instructions have been given.

              CONSUMMATION OF THE MERGER IS STILL SUBJECT TO APPROVAL OF THE SHAREHOLDERS OF BOATMEN'S AND NATIONSBANK AND THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM AND TO THE SATISFACTION OF CERTAIN OTHER CONDITIONS. NO PAYMENTS RELATED TO ANY SUR-RENDER OF BOATMEN'S CERTIFICATES WILL BE MADE PRIOR TO THE EFFECTIVE TIME.

              In the event that the Merger Agreement is terminated, the Exchange Agent will promptly return Boatmen's Certificates pre-viously submitted with Election Form and Letter of Transmit-tals. In such event Boatmen's Shares held through The Deposi-tory Trust Company are expected to be available for sale or transfer promptly following such termination; however, certifi-cates representing Boatmen's Shares held of record directly by the beneficial owners of such Boatmen's Shares will be returned as promptly as practicable by first class, insured mail.
























                    SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS

                     (See Instructions 1, 4, 5, 9, 10 and 11)

         To be completed ONLY if the certificate representing the Stock Consideration or the check representing the Cash Consideration or cash in lieu of fractional shares, as the case may be, is to be issued in the name of and mailed to someone other than the under-signed. Note: The person named in these Special Issuance and Payment Instructions must be the person who completes the Substitute Form W-9.

         Issue the certificate representing the Stock Consideration or the check representing the Cash Consideration or cash in lieu of fractional shares to:

         Name  ______________________________________________________
                                  (Please Print)
         Address ____________________________________________________

         ____________________________________________________________

         ____________________________________________________________

         ____________________________________________________________
                                (Include Zip Code)

         If you complete this box, you will need a signature guarantee by an eligible institution. See Instruction 5.


                          SPECIAL DELIVERY INSTRUCTIONS
                          (See Instructions 1, 4 and 10)

         To be completed ONLY if the certificate representing the Stock Consideration or the check representing the Cash Consideration or cash in lieu of fractional shares, as the case may be, issued in the name of the undersigned is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

         Mail the certificate representing the Stock Consideration or the check representing the Cash Consideration or cash in lieu of fractional shares to:

         Name  ______________________________________________________
                                  (Please Print)
         Address ____________________________________________________

         ____________________________________________________________

         ____________________________________________________________

         ____________________________________________________________
                                (Include Zip Code)



         Check this box if this is a permanent change of address  []





         The undersigned represents and warrants that the undersigned has full power and authority to transfer the Boatmen's Shares surrendered hereby and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the shares are accepted for exchange by the Exchange Agent. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or NationsBank to be necessary and desirable to complete the transfer of the Boatmen's Shares surrendered hereby.

         Date:

                                 PLEASE SIGN HERE

         Signature:  _____________________________________________

         Signature:  _____________________________________________

         Signature(s) of registered holder(s) must be EXACTLY as name(s) appear(s) on the box headed "Description of Boatmen's Shares Enclosed" or on the assignment authorizing transfer.

         If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person signing should be indicated. (See Instruction 8 hereto.)

         Dated:

         Name(s):
                                  (Please Print)
         Capacity:

         Daytime Area Code and
         Telephone Number:
         THE EXCHANGE AGENT HAS BEEN INSTRUCTED NOT TO MAKE ANY EXCHANGE OF YOUR SHARES UNTIL THIS ELECTION FORM AND LETTER OF
         TRANSMITTAL HAS BEEN EXECUTED AND DELIVERED TO THE EXCHANGE AGENT TOGETHER WITH YOUR STOCK CERTIFICATES.




















                               SIGNATURE GUARANTEE
               (Required only in cases specified in Instruction 5)

         The undersigned hereby guarantees the signature(s) which appear(s) on this Election Form and Letter of Transmittal.

         Dated:


                 (Name of Eligible Institution Issuing Guarantee)
                                  (Please Print)


                           (Fix Medallion Stamp Above)















































                                   INSTRUCTIONS

              This Election Form and Letter of Transmittal is to be com-pleted and submitted to the Exchange Agent prior to the Elec-tion Deadline by those Boatmen's Holders desiring to make a Cash Election or a Mixed Election. It must also be used as a letter of transmittal at any time in order for all other Boat-men's Holders to receive the Stock Consideration. Until a record holder's Boatmen's Certificates are received by the Exchange Agent at one of the addresses set forth above, togeth-er with such documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, such holders will not receive (i) any certificates rep-resenting shares of the Stock Consideration or the check repre-senting the Cash Consideration or cash in lieu of fractional shares (if any) in exchange for their Boatmen's Certificates or
         (ii) any dividends or other distributions payable on the NationsBank Shares composing the Stock Consideration. No interest will accrue on the Cash Consideration, the cash in lieu of fractional shares or such dividends. Any such divi-dends or other distributions will not be reinvested pursuant to any plan. If your stock certificate(s) is (are) lost, stolen or destroyed, please refer to Instruction 12 below.

              A HOLDER OF BOATMEN'S SHARES MUST CHECK THE APPROPRIATE ELECTION BOX IN BOX A ABOVE TO MAKE AN EFFECTIVE CASH ELECTION OR MIXED ELECTION.

              Your election is subject to certain terms, conditions and limitations that have been set out in the Merger Agreement and the Joint Proxy Statement-Prospectus. The Merger Agreement is included as Annex A to the Joint Proxy Statement-Prospectus. Extra copies of the Joint Proxy Statement-Prospectus may be requested from the Exchange Agent at the addresses or phone number shown above. The filing of this Election Form and Let-ter of Transmittal with the Exchange Agent is acknowledgment of the receipt of the Joint Proxy Statement-Prospectus.

              1. Election Deadline. For any Cash Election or Mixed Election contained herein to be considered, this Election Form and Letter of Transmittal, properly completed, and the related Boatmen's Certificates must be received by the Exchange Agent at one of the addresses shown above on this Election Form and Letter of Transmittal no later than 5:00 p.m., New York City Time, on January 2, 1997. The Exchange Agent will determine whether any Election Form and Letter of Transmittal is received on a timely basis and whether an Election Form and Letter of Transmittal has been properly completed. Any such determina-tions shall be conclusive and binding.












              THE ELECTION DEADLINE IS 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 2, 1997.

              2. Revocation or Change of Election Form and Letter of Transmittal. Any Election Form and Letter of Transmittal may be revoked or changed by written notice to the Exchange Agent from the person submitting such Election Form and Letter of Transmittal, but to be effective such notice must be received by the Exchange Agent at or prior to the Election Deadline.
         The Exchange Agent will have reasonable discretion to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made.

              3. Election Procedures/Allocation. As set forth in the Joint Proxy Statement-Prospectus and described above, no more than 40% of the aggregate value of the Merger Consideration will be composed of Cash Consideration. Accordingly, there can be no assurance that each Boatmen's Holder who elects to receive Cash Consideration will receive the form of consider-ation which such holder elects. If the elections result in an oversubscription of the Cash Consideration, the procedures for allocating the Cash Consideration set forth in the Merger Agreement and described above and in the Joint Proxy Statement-Prospectus will be followed by the Exchange Agent. Thus, a Cash Election or a Mixed Election made by you may not be hon-ored under certain circumstances. See "THE MERGER -- The Cash Election" in the Joint Proxy Statement-Prospectus.

              4. No Fractional Interests. No certificate representing a fraction of a NationsBank Share will be issued. In lieu thereof, the Exchange Agent will remit on NationsBank's behalf cash without interest in an amount equal to the product of (i) such fraction of a NationsBank Share, if any, to which any Boatmen's Holder would otherwise be entitled (after taking into account all Boatmen's Certificates delivered by such holder) and (ii) the average of the last sale prices of NationsBank Shares as reported on the New York Stock Exchange Composite Transactions reporting system (as reported by The Wall Street Journal or, in the absence thereof, by another authoritative source) for the five New York Stock Exchange trading days imme-diately preceding the effective date of the Merger. No such Boatmen's Holder shall be entitled to dividends, voting rights or any other rights in respect of any fractional share.

              5. Guarantee Of Signatures. Signatures on this Election Form and Letter of Transmittal need not be guaranteed unless the "Special Issuance and Payment Instructions" section has been completed and payment is to be made to someone other than the Boatmen's Holder with respect to the surrendered Boatmen's











         Certificates. In such event, signatures on this Election Form and Letter of Transmittal must be guaranteed by an eligible guarantor institution pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934. Public notaries cannot execute acceptable guarantees of signatures.

              6. Delivery Of Election Form and Letter of Transmittal and Stock Certificates. This Election Form and Letter of Transmittal, properly completed and duly executed, together with the certificate(s) representing the Boatmen's Shares, should be delivered to the Exchange Agent at one of the addresses set forth above. The method of delivery of the Boat-men's Certificates and all other required documents is at the election and risk of the record holder of such Boatmen's Shares; however, if such certificates are sent by mail, it is recommended that they be sent by registered mail, appropriately insured, with return receipt requested.

              7. Inadequate Space. If the space provided herein is inadequate, the stock certificate numbers and the numbers of Boatmen's Shares represented thereby should be listed on addi-tional sheets and attached hereto.

              8. Signatures on Election Form, Stock Powers and Endorse-ments.

              (a) All signatures must correspond exactly with the name written on the face of the Boatmen's Certificate(s) without alteration, variation or any change whatsoever.

              (b) If the Boatmen's Certificate(s) surrendered is (are) held of record by two or more joint owners, all such owners must sign this Election Form and Letter of Transmittal.

              (c) If any surrendered Boatmen's Shares are registered in different names on several Boatmen's Certificates, it will be necessary to complete, sign and submit as many separate Elec-tion Form and Letter of Transmittals as there are different registrations of Boatmen's Certificates.

              (d) If this Election Form and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the Boatmen's Certificates listed (other than as set forth in para-graph (e) below), such certificates must be endorsed or accom-panied by appropriate stock powers, in either case signed exactly as the name(s) of the record holder(s) appears on such certificate.

              (e) If this Election Form and Letter of Transmittal is signed by a trustee, executor, administrator, guardian,











         attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying Boatmen's Certificates, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

              9. Stock Transfer Taxes. In the event that any transfer or other taxes become payable by reason of the issuance of the Merger Consideration in any name other than that of the Boat-men's Holder, such transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid.

              10. Special Issuance and Delivery Instructions. Indicate the name and/or address of the person(s) to whom the Stock Con-sideration or the check representing the Cash Consideration or cash in lieu of fractional shares (if any) is to be issued and sent, if different from the name and/or address of the per-son(s) signing this Election Form and Letter of Transmittal.

              11. Withholding. Each surrendering Boatmen's Holder is required to provide the Exchange Agent with such holder's cor-rect Taxpayer Identification Number ("TIN") on the Substitute Form W-9 and to certify whether such holder is subject to back-up withholding. The TIN that must be provided is that of the Boatmen's Holder with respect to the Boatmen's Certificate(s) surrendered herewith or of the last transferee appearing on the transfers attached to or endorsed on such certificate(s) (or, if a check is made payable to another person as provided in the box above entitled "Special Issuance and Payment Instructions," then the TIN of such person). Failure to provide the informa-tion on the Substitute Form W-9 may subject the surrendering Boatmen's Holder to 31% federal income tax withholding on payments made to such surrendering holder with respect to the Boatmen's Shares and on future dividends paid by NationsBank.
         A Boatmen's Holder must cross out item (2) in the certification box of Substitute Form W-9 if such holder has been notified by the Internal Revenue Service ("IRS") that such holder is cur-rently subject to backup withholding. The box in Part 3 of the Substitute Form W-9 should be checked if the surrendering Boat-men's Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days thereafter, NationsBank will withhold 31% of all such payments and dividends until a TIN is provided to the Exchange Agent. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.













              12. Lost, Stolen, or Destroyed Certificates. You cannot submit an effective Election Form and Letter of Transmittal without attaching your Boatmen's Certificates to this Election Form and Letter of Transmittal. If your Boatmen's Certifi-cate(s) has (have) been lost, stolen or destroyed, you are urged to call the Exchange Agent toll-free at 888-261-6793 immediately to receive instructions as to the steps you must take in order to effect an exchange of your Boatmen's Shares.

              13. Elections, Certificates and Share Allocations. Each Boatmen's Holder is entitled to make a Cash Election, a Stock Election or a Mixed Election, provided the Election Form and Letter of Transmittal for any holder making a Cash Election or a Mixed Election is properly completed and received by the Exchange Agent prior to the Election Deadline of January 2, 1997. All Boatmen's Holders must complete Box A in order to receive the Merger Consideration. To properly complete Box A, the number of each Boatmen's Certificate surrendered herewith must be written in the column under the heading "Certificate Number." In the event such holder is making a Cash Election, the box immediately to the left of the words "Cash Election" must be checked, the number of Boatmen's Shares represented by each Boatmen's Certificate surrendered herewith should be writ-ten into the column under the heading "Shares to Receive Cash Consideration" beside each certificate number, and the column under the heading "Shares to Receive Stock Consideration" should be left blank. In the event such holder is making a Stock Election, the box immediately to the left of the words "Stock Election" may be checked (although all Election Form and Letter of Transmittals that are improperly completed or that do not specify an election will be deemed to have specified a Stock Election), the number of Boatmen's Shares represented by each Boatmen's Certificate surrendered herewith should be writ-ten into the column under the heading "Shares to Receive Stock Consideration" beside each certificate number, and the column under the heading "Shares to Receive Cash Consideration" should be left blank. In the event such holder is making a Mixed Election, the box immediately to the left of the words "Mixed Election" should be checked and such holder should allocate his or her shares represented by such holder's Boatmen's Certifi-cates between the columns marked "Shares to Receive Stock Con-sideration" and "Shares to Receive Cash Consideration" accord-ing to such holder's preferences. Boatmen's Holders should see "Important Tax Information" below for important tax consequenc-es of various elections.

              14. Miscellaneous. Neither NationsBank nor the Exchange Agent is under any duty to give notification of defects in any Election Form and Letter of Transmittal. NationsBank and the Exchange Agent shall not incur any liability for failure to











         give such notification, and each of NationsBank and the Ex-change Agent has the absolute right to reject any and all Elec-tion Form and Letter of Transmittals not in proper form or to waive any irregularities in any Election Form and Letter of Transmittal.

              15. Information and Additional Copies. Information and additional copies of this Election Form and Letter of Transmit-tal may be obtained by telephoning toll-free 888-261-6793.


                            IMPORTANT TAX INFORMATION


              Withholding. Under the federal income tax law, the Ex-change Agent is required to file a report with the IRS dis-closing any payments of cash being made to each holder of Boat-men's Certificates pursuant to the Merger Agreement and to im-pose 31% backup withholding if required. If the correct certi-fications on Substitute Form W-9 are not provided, a $50 penalty may be imposed by the IRS and payments made for Boat-men's Shares may be subject to backup withholding of 31%. Withholding is also required if the IRS notifies the recipient that they are subject to backup withholding as a result of a failure to report interest and dividends.

              In order to avoid backup withholding of federal income tax resulting from a failure to provide a correct certification, a United States (U.S.) citizen or resident or other U.S. entity must, unless an exemption applies, provide the Exchange Agent with his correct TIN on Substitute Form W-9 as set forth on this Election Form and Letter of Transmittal. Such person must certify under penalties of perjury that such number is correct and that such holder is not otherwise subject to backup with-holding. The TIN that must be provided is that of the regis-tered holder of the Boatmen's Certificate(s) or of the last transferee appearing on the transfers attached to or endorsed on the Boatmen's Certificate(s) (or, if a check is made payable to another person as provided in the box entitled "Special Is-suance and Payment Instructions," then the TIN of such person). Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

              Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person sub-ject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

              Please read the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for addi-tional important information on how to complete the Substitute Form W-9.







              Elections. Boatmen's Holders making a Stock Election will not recognize gain or loss on the receipt of the Stock Consid-eration. Boatmen's Holders making a Cash Election will be treated as having sold their Boatmen's Shares and normal recog-nition and gain treatment will apply. Boatmen's Holder's mak-ing a Mixed Election will recognize gain, but not loss, in the transaction in an amount equal to the lesser of (i) the excess, if any, of the value of the sum of such holder's Cash Consider-ation and Stock Consideration (valued as of the Effective Time) over such holder's basis in the surrendered Boatmen's Shares and (ii) the amount of the Cash Consideration. Provided the exchange does not have the effect of the distribution of a div-idend, the gain recognized in the transaction will be charac-terized as a capital gain if the surrendered Boatmen's Shares were a capital asset in the hands of the Boatmen's Holder. The determination of whether a cash payment has the effect of a dividend will be made in accordance with the provisions and limitations of Section 302 of the Internal Revenue Code of 1986, as amended (the "Code"), taking into account the stock ownership attribution rules of Section 318 of the Code. Be-cause the determination of whether a payment will be treated as having the effect of the distribution of a dividend will gener-ally depend upon the facts and circumstances of each Boatmen's Holder as will the treatment of gains in the event the surren-dered Boatmen's Shares include shares not held as capital as-sets, each Boatmen's Holder is strongly advised to consult his or her tax advisors regarding the tax treatment of Cash Consi-deration received in the Merger. The tax basis of the Nations-Bank Shares received in the Merger will be equal to the tax basis of the Boatmen's Shares surrendered, decreased by the amount of the Cash Consideration received and increased by the amount of gain recognized. Provided the Boatmen's Shares were held as a capital asset at the Effective Time, the holding period of the NationsBank Shares received will include the holding period of the Boatmen's Shares surrendered.

              The foregoing is a summary of the anticipated federal in-come tax consequences under the Code and is for general infor-mation only. It does not include consequences of state, local or other tax laws or special consequences to particular share-holders having special situations. Boatmen's Holders should consult their own tax advisors regarding specific tax conse-quences of the Merger to them, including the application and effect of federal, state and local tax laws and tax conse-quences of subsequent sales of NationsBank Shares.

                          PLEASE SEE REAR COVER HEREOF.














             PAYER'S NAME:  CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                                    SUBSTITUTE
                                     FORM W-9
                               (See Instruction 11)
                               Please Fill in Your
                              Name and Address Below
                            _________________________

              Name (if joint ownership, list first and circle the name of the person or entity whose number is entered in Part 1)


                           Address (number and street)


                             City, State and Zip Code

              Department of the Treasury
              Internal Revenue Service

              Payer's Request for Taxpayer
              Identification Number (TIN)

         Part 1 -- PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER IN THE BOX AT RIGHT AND CERTIFY BY SIGNING
         AND DATING BELOW.  See the enclosed "Guidelines for
         Certification of Taxpayer Identification Number on Substitute Form W-9" for instructions.

         CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

         (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

         (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

         CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item
         (2). If you are exempt from backup withholding, check the box in Part 2 above.


         Social Security Number(s)
         OR _____________________
         Employer Identification Number(s)


         Part 2 --
         Exempt Payees   []

         Part 3 --
         Awaiting TIN    []





         SIGNATURE _________________

         DATE ______________________

         NOTE: FAILURE TO COMPLETE AND RETURN THIS ELECTION FORM AND LETTER OF TRANSMITTAL, INCLUDING THE SUBSTITUTE FORM W-9, MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

                   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.



              CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

              I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide such number.


         ___________________________   ____________________
                   Signature                Date

                                       -17-